UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2023

SmartRent, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39991	85-4218526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8665 E. Hartford Drive, Suite 200 Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(844) 479-1555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2023, SmartRent, Inc., a Delaware corporation (the “Company”), amended the employment agreements of each of Lucas Haldeman, Isaiah DeRose-Wilson and Robyn Young to increase the severance payable to such employee in the event of a change of control (collectively, the “Amendments”), as set forth below:

▪
Lucas Haldeman: If the Company terminates Mr. Haldeman’s employment within twelve (12) months after or three (3) months before a change of control, other than due to his death, disability, or for cause, subject to certain conditions, the Company will provide to Mr. Haldeman a severance payment equal to 24 months of his base salary as of the termination date and an amount sufficient to reimburse Mr. Haldeman for the premiums required to continue employee’s group health care coverage for a period of 24 months under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”).

▪
Isaiah DeRose-Wilson: If the Company terminates Mr. DeRose-Wilson’s employment within twelve (12) months after or three (3) months before a change of control, other than due to his death, disability, or for cause, subject to certain conditions, the Company will provide to Mr. DeRose-Wilson a severance payment equal to 12 months of his base salary as of the termination date and an amount sufficient to reimburse Mr. DeRose-Wilson for the premiums required to continue employee’s group health care coverage for a period of 12 months under COBRA.

▪
Robyn Young: If the Company terminates Ms. Young’s employment within twelve (12) months after or three (3) months before a change of control, other than due to her death, disability, or for cause, subject to certain conditions, the Company will provide to Ms. Young a severance payment equal to 12 months of her base salary as of the termination date and an amount sufficient to reimburse Ms. Young for the premiums required to continue employee’s group health care coverage for a period of 12 months under COBRA.

The foregoing is a summary of the material terms of the Amendments and is qualified in its entirety by reference to the Amendments, which will be filed as exhibits to the Company’s annual report on Form 10-K for the year ending December 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2023

SMARTRENT, INC.

By:	/s/ Lucas Haldeman
Name:	Lucas Haldeman
Title:	Chief Executive Officer